Impact of Deutsche Banks Transformation	6 Months Ended
Jun. 30, 2020
Deutsche Banks Transformation [Abstract]
Impact of Deutsche Bank's transformation [text block]

Impact of Deutsche Bank’s transformation

On July 7, 2019, Deutsche Bank announced a number of transformational measures relating to the Group’s businesses and its organization. The immediate and secondary impacts that these measures had on the Group’s operating results and financial position are disclosed below.

Impairment and amortization of self-developed software

In line with the transformation announcement, the Group reviewed current platform software and software under construction assigned to businesses subject to the transformation strategy. Accordingly, the reassessment of the respective recoverable amounts led to an impairment of self-developed software of € 16 million and € 33 million for the three and six months ended June 30, 2020, respectively.

In addition, the Group recorded amortization on Equities software subject to the transformation strategy of € 47 million and € 94 million for the three and six months ended June 30, 2020, respectively. The impairment write-down as well as the software amortization are included within the general and administrative expenses of the Group’s results in 2020.

Impairment of Right-of-Use assets and other related impacts

As part of the strategy announcement on July 7, 2019, to further reduce costs, the Group recognized impairments, accelerated or higher depreciation of Right-of-Use (RoU) assets, asset write downs and accelerated depreciation on leasehold improvements and furniture, onerous contracts provisions for non-lease costs, depreciation of capitalized reinstatement costs and other one-time relocation costs of € 11 million and € 18 million for the three and six months ended June 30, 2020, respectively.

Deferred tax asset valuation adjustments

Each quarter, the Group re-evaluates its estimate related to deferred tax assets, including its assumptions about future profitability. In connection with the transformation the Group adjusted the estimate related to deferred tax assets in affected jurisdictions, such as the UK and the U.S. Consistent with this estimate, € 30 million and € 35 million of additional valuation adjustments were recognized in the three and six months ended June 30, 2020, respectively.

Restructuring charges

Starting with the announcement of the transformation of Deutsche Bank on July 7, 2019, we designated all restructuring expenses as related to the transformation announcement and the subsequent business re-organization and perimeter changes resulting in € 123 million and € 197 million restructuring expenses for the Group for the three and six months ended June 30, 2020, respectively. These charges are comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate. 149 and 401 full-time equivalent employees (FTE) were impacted by the re-organization and changes during the three and six months ended June 30, 2020, respectively.

In addition to these restructuring expenses, € 62 million and € 76 million of severance related to the transformation announcement were recorded for the three and six months ended June 30, 2020, respectively.

Other transformation related expenses

As a result of the strategic transformation the Group recognized other transformation related expenses including expenses for Audit, Accounting & Tax, consulting fees and IT consulting fees of € 22 million and € 34 million for the three and six months ended June 30, 2020, respectively.